Trade Payables and Other Current Liabilities - Additional Information (Detail) € in Thousands	12 Months Ended
Dec. 31, 2020 EUR (€)
Disclosure of maturity analysis for non-derivative financial liabilities [abstract]
Trade payable settlement description	Trade payables are non-interest-bearing liabilities and are normally settled on a 90-day terms. Their decrease is mainly attributable to monthly effect in the timing of the expenses and the related payments.
Decrease on social security, payroll accruals	€ 300
Current provision for onerous contracts	488
Increase in other current grant liabilities	1,600
Decrease in other current grant liabilities due to reversal of deferred revenue	200
Decrease in other current grant liabilities due to reimbursement Of exceeding cash proceeds	200
Increase in other current liabilites	1,100
Increase in other current liabilites reimbursement of R&D tax credit related	€ 1,000